Exbibit 10-5

                      GANNETT SUPPLEMENTAL RETIREMENT PLAN

                 Amendment No. 1 to January 1, 1998 Restatement


     Pursuant to Section 6.1 of the Gannett Supplemental Retirement Plan (the "Plan"), the Executive Compensation Committee hereby amends the Plan, as follows:

     Effective as of January 1, 2002, Section 1.8 is amended by adding the following to the end thereof:

     Notwithstanding the foregoing, for purposes of calculating a particular Employee's Monthly Benefit, the Board, or a committee of the Board acting on its behalf, may adjust an Employee's earnings, years of service or other factor used in calculating the Employee's Monthly Benefit in any manner the Board or such committee deems appropriate, provided such adjustment is memorialized in writing. The Board, or a committee of the Board acting on its behalf, may make such adjustment solely for a specified Employee or group of Employees and without regard to how other Employees are treated.


              GANNETT CO., INC.


              By:    /s/Richard L. Clapp
                     ----------------------
              Name:  Richard L. Clapp
              Title: Senior Vice President/Human Resources

                      GANNETT SUPPLEMENTAL RETIREMENT PLAN

                 Amendment No. 2 to January 1, 1998 Restatement

Explanatory notes are in brackets[ ].

     Pursuant to Section 6.1 of the Gannett Supplemental Retirement Plan (the "Plan"), the Executive Compensation Committee hereby amends the Plan, as follows:

[The following paragraph explains how the monthly benefit for a participant under CNI's SERP will be treated under Gannett's SERP.]

1. Effective as of January 1, 2002, Section 1.8 is further amended by adding the following before the last paragraph thereof:

     (a) for an Employee who formerly participated in the Central Newspapers, Inc. Retirement Plan (the "CNI Plan") and who is listed in Appendix C, the Employee's monthly benefit, expressed as a single life annuity payable for the Employee's life, calculated using the pension equity formula applicable to such Employee under the Funded Plan, but ignoring the benefit limitations in the Funded Plan required by Code
          Section 415 or the limitations on an Employee's compensation under Code Section 401(a)(17) and taking into account salary and bonuses deferred under the Gannett Co., Inc. Deferred Compensation Plan. Notwithstanding the foregoing, if the Employee's benefit under the Funded Plan is calculated using a grandfathered CNI Plan pension formula set forth in the Appendix to the Funded Plan, the Employee's "Monthly Benefit" under this Plan will be calculated in accordance with Exhibit A.

2. Effective as of January 1, 2002, the Plan is amended by replacing each reference to "Appendix A or B" with "Appendix A, B or C."


[The following paragraph provides that if any former Central Newspapers, Inc. employee becomes eligible to participate under the Gannett SERP and he/she did not participate in Central's SERP, only that employee's years of service with Gannett will be used to calculate his/her SERP benefits.]

3. Effective as of January 1, 2002, the Plan is amended by adding the following new paragraph after the third paragraph of Section 4.2:

     Except for those Employees who participated in the Central Newspapers, Inc. Unfunded Supplemental Retirement Plan (the "CNI SERP"), an Employee's monthly benefit calculations under subsections (i) and (ii) above shall not take into account any of the Employee's service or compensation earned before August 1, 2000 with Central Newspapers, Inc., or any entity that was a member of such company's controlled group before such date. For those Employees who participated in the CNI SERP, the monthly benefit calculations under subsections (i) or (ii) above shall not take into account any of the Employee's service or compensation prior to January 1, 1994.


[The following paragraphs preserve certain benefits former Central employees accrued under Central's SERP, including (i) their right to choose between receiving benefits accrued before January 1, 2002 in a lump sum payment or in the same form as under the retirement plan and (ii) certain death benefits.]

4. Effective as of January 1, 2002, the Plan is amended by inserting the following new paragraph at the end of Section 4.3:

     Effective as of January 1, 2002, the CNI SERP shall be merged into this Plan and the CNI SERP shall have no independent existence apart from this Plan. Any benefit paid under this Plan to an Employee who accrued a benefit under the CNI SERP shall be in lieu of and in complete satisfaction of any benefit under the CNI SERP. Notwithstanding any provision in this Plan to the contrary, the following provisions apply to an Employee who had accrued a benefit under the CNI SERP, but only with respect to such benefit the Participant had accrued as of January 1, 2002 and disregarding all service and compensation earned after that date:

     o The benefit that the Employee had accrued under the CNI SERP as of January 1, 2002 shall be paid in the form of a lump sum distribution or such other form that the Employee had elected under the CNI SERP within the first 30 days of becoming eligible to participate in such plan. Such distribution shall commence at the time specified under the terms of the CNI SERP, provided that it shall not commence before the Employee attains Early Retirement Age under the Funded Plan. Such benefit shall offset any benefit payable under this Plan.

     o In lieu of the death benefit described in Section 4.3 of this Plan, an Employee shall be entitled to the death benefit provided in Section
          3.01 of the CNI SERP with respect to the benefit that the Employee had accrued under the CNI SERP as of January 1, 2002. Such benefit shall be calculated and paid consistent with the terms set forth in the CNI SERP and the grandfathered CNI Plan provisions set forth in the Funded Plan's Appendix. Such benefit shall offset any benefit payable under this Plan.


[The following new Exhibit describes in detail the calculation of the monthly benefit paid to a "grandfathered" former Central employee who elects to continue accruing benefits under the Central retirement benefit formula.]

5. Effective as of January 1, 2002, the Plan is amended by adding the following new Exhibit A as an attachment to the Plan:

                                    Exhibit A
                    Benefit Formula for Certain CNI Employees

     For an Employee who formerly participated in the CNI Plan and whose benefit under the Funded Plan is calculated using a grandfathered CNI Plan pension formula set forth in the Appendix to the Funded Plan, "Monthly Benefit" shall equal:

     the Company-provided monthly benefit that such Participant is entitled to receive under the provisions of the Funded Plan in effect with respect to that Participant on the date of his termination of employment (assuming his benefit payments under the Funded Plan are determined without regard to the limitations contained in Section 401(a)(17) and Section 415 of the Code and, after January 1, 2002, taking into account salary and bonuses the Employee defers under the Gannett Co., Inc. Deferred Compensation Plan) and based solely on his creditable service on and after the January 1, 1994.

     When calculating the Funded Plan offset to the Employee's Monthly Benefit as set forth in subsection (ii) of Section 4.2, such offset shall equal:

     the Company-provided monthly benefit that such Participant is entitled to receive under the provisions of the Funded Plan in effect with respect to that Participant on the date of his termination of employment (assuming his benefit payments under the Funded Plan commence on the date benefits commence hereunder) and based solely on his creditable service on and after the January 1, 1994.

     To the extent applicable, for purposes of calculating an Employee's Company-provided Monthly Benefit and the offset set forth above, the Employee shall be deemed to have made the maximum voluntary non-deductible contributions for periods after January 1, 1994 under the Funded Plan (determined without regard to the limitations contained in Section 401(a)(17) and Section 415 of the
Code) for purposes of calculating the Employee's Monthly Benefit) and to have elected to receive as of the date his benefit payments commence a refund of his deemed and actual voluntary non-deductible contributions for periods after January 1, 1994 plus interest, thereby resulting in the cancellation of his deemed and actual supplemental credits earned under the Funded Plan for periods after January 1, 1994.

IN WITNESS WHEREOF, Gannett Co., Inc. has caused this Amendment to be executed by its duly authorized officer as of October 22, 2001.

              GANNETT CO., INC.




              By:    /s/Richard L. Clapp
                     ----------------------
              Name:  Richard L. Clapp
              Title: Senior Vice President/Human Resources